Exhibit 99.2

SEVENTH MODIFICATION TO LOAN DOCUMENTS

THIS SEVENTH MODIFICATION TO LOAN DOCUMENTS (this “Modification Agreement”) is entered into as of June 29, 2012, by and among SUNLINK HEALTH SYSTEMS, INC., a corporation organized under the laws of the State of Ohio (“SHSI”), SUNLINK HEALTHCARE LLC, a limited liability company organized under the laws of the State of Georgia, DEXTER HOSPITAL, LLC, a limited liability company organized under the laws of the State of Georgia, SOUTHERN HEALTH CORPORATION OF ELLIJAY, INC., a corporation organized under the laws of the State of Georgia, SOUTHERN HEALTH CORPORATION OF DAHLONEGA, INC., a corporation organized under the laws of the State of Georgia, SOUTHERN HEALTH CORPORATION OF HOUSTON, INC., a corporation organized under the laws of the State of Georgia (“SHC Houston”), HEALTHMONT OF GEORGIA, INC., a corporation organized under the laws of the State of Tennessee, HEALTHMONT, LLC, a limited liability company organized under the laws of the State of Georgia, HEALTHMONT OF MISSOURI, LLC, a limited liability company organized under the laws of the State of Georgia, SUNLINK SERVICES, INC., a corporation organized under the laws of the State of Georgia, SUNLINK SCRIPTSRX, LLC (f/k/a SunLink Homecare Services, LLC), a limited liability company organized under the laws of the State of Georgia, CENTRAL ALABAMA MEDICAL ASSOCIATES, LLC, a limited liability company organized under the laws of the State of Georgia, CASTLEMARK PROPERTIES, LLC (f/k/a Dahlonega Clinic, LLC), a limited liability company organized under the laws of the State of Georgia, CARMICHAEL’S CASHWAY PHARMACY, INC., a corporation organized under the laws of Louisiana, CARMICHAEL’S NUTRITIONAL DISTRIBUTOR, INC., a corporation organized under the laws of Louisiana, and BREATH OF LIFE HOME HEALTH EQUIPMENT, INC., a corporation organized under the laws of Louisiana (each individually, a “Borrower” and, collectively, the “Borrowers”), the other persons designated as “Credit Parties” on the signature pages hereof, the financial institutions who are parties to this Modification Agreement as Lenders (the “Lenders”), and CHATHAM CREDIT MANAGEMENT III, LLC, a Georgia limited liability company (in its individual capacity “Chatham”), as Agent.

RECITALS

WHEREAS, the Agent, Union Bank, National Association (f/k/a Union Bank of California, N.A.), in its capacity as the Funding Agent, the financial institutions that are party thereto as lenders, the Borrowers and the other Credit Parties are parties to that certain Amended and Restated Credit Agreement, dated as of August 1, 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement);

WHEREAS, in connection herewith, Union Bank, National Association (f/k/a Union Bank of California, N.A.) is assigning to certain affiliates of Chatham all of its interest in the Loans and the Collateral, delegating to certain affiliates of Chatham its Revolving Commitment and other duties with respect to such Loans and Collateral, and resigning as Funding Agent (collectively, the “Union Bank Transaction”);

WHEREAS, the Agent and Lenders hereby request the modification of certain terms of the Credit Agreement in connection with the Union Bank Transaction in accordance with the terms of this Modification Agreement; and

WHEREAS, the Credit Parties, Agent and Lenders agree to modify certain terms of the Credit Agreement in connection with the Union Bank Transaction on the terms and subject to the conditions described herein,

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

Section 1. Changes to Loan Documents. Subject to the satisfaction of the conditions to the Effective Date set forth in Section 2 hereof, the Borrowers, the other Credit Parties, the Agent and the Lenders hereby agree as follows:

(a) Exhibit K-1 {Wire Instructions (Funding Agent)} of the Credit Agreement is hereby amended and restated to read as provided on Exhibit K-1 attached hereto as Exhibit A.

(b) Annex A {Pro Rata Share and Loan Amounts} of the Credit Agreement is hereby amended and restated to read as provided on Annex A attached hereto as Exhibit B.

(c) Notwithstanding anything in the Loan Documents as of the date hereof to the contrary, beginning on June 29, 2012, all references to Union Bank, National Association (f/k/a Union Bank of California, N.A.) or UBOC in the Loan Documents shall be deemed to be references to Chatham and all references to the Funding Agent in the Loan Documents shall be deemed to be references to Chatham Credit Management III, LLC, in its capacity as the Funding Agent, and the notice address of the Agent set forth in the Credit Agreement shall be deemed to be the notice address of the Funding Agent.

Section 2. Conditions Precedent. The terms of Section 1 Modification Agreement shall become effective as of the date each of the following conditions is satisfied (the “Effective Date”):

(a) The Agent shall have received duly executed counterparts to this Modification Agreement from each of the Credit Parties, the Agent, Chatham, in its capacity as Funding Agent, and the Required Lenders;

(b) The Agent shall have received an Assignment and Assumption Agreement, signed by a duly authorized officer of Union Bank, National Association (f/k/a Union Bank of California, N.A.) and a duly authorized officer of Chatham Credit Management III, LLC, not individually, but as agent for Chatham Cascade Fund III, LLC and Chatham Cascade Fund QP III, LLC;

(c) The Agent shall have received an Assignment and Assumption Agreement, signed by a duly authorized officer of Union Bank, National Association (f/k/a Union Bank of California, N.A.) and a duly authorized officer of Chatham Capital Management IV, LLC, not individually, but as agent for Chatham Investment Fund QP IV, LLC and Chatham Investment Fund IV, LLC, which, together with the Assignment and Assumption Agreement referred to in clause (b) above, shall reflect the assignment and delegation of all Loans and the Revolving Commitment of Union Bank, National Association (f/k/a Union Bank of California, N.A.) under the Credit Agreement; and

(d) The Agent shall have received an Agency Assignment Agreement executed by Union Bank, National Association (f/k/a Union Bank of California, N.A.) and Chatham, together with the acknowledgement and consent attached thereto as Exhibit A executed by all parties thereto, all in form and substance acceptable to the Agent.

Section 3. Representations and Warranties. Each of the Credit Parties hereby represents and warrants to the Agent and Lenders, which representations and warranties shall survive the execution and delivery of this Modification Agreement, that:

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(a) The execution, delivery and performance by each Credit Party of this Modification Agreement have been duly authorized by all necessary corporate action by such Credit Party. This Modification Agreement constitutes the legal, valid and binding obligations of each Credit Party executing the same, enforceable against each Credit Party in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and subject to limitations on the availability of equitable remedies.

(b) The execution, delivery and performance by each Credit Party of this Modification Agreement will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to such Credit Party, (ii) violate or contravene any provision of the Articles or Certificates of Incorporation or Formation, bylaws, operating agreement or partnership agreement of such Credit Party, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which such Credit Party is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder.

(c) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of any Credit Party to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Modification Agreement.

Section 4. Acknowledgment. The Credit Parties acknowledge and agree that their obligations to the Agent and the Lenders under the Credit Agreement as revised hereby are owing without offset, defense or counterclaim assertable by the Credit Parties against the Agent or any Lender. The Credit Parties further acknowledge and agree that the Security Documents continue to secure the obligations of the Borrowers under the Credit Agreement as revised hereby.

Section 5. General Provisions.

(a) Except as specifically revised or waived set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Each of the Credit Parties hereby confirms its respective guarantees, pledges, grants of security interests and mortgages and other obligations, as applicable, under and subject to the terms of each of the other Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Modification Agreement, such guarantees, pledges, grants of security interests and mortgages and other obligations, and the terms of each of the other Loan Documents to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect after giving effect to this Modification Agreement.

(b) The execution, delivery and effectiveness of this Modification Agreement shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the Effective Date of this Modification Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as revised hereby.

(c) Each Credit Party acknowledges and agrees that the revisions, waivers and consents set forth herein are effective solely for the purposes set forth herein and shall not be deemed (i) except as expressly provided in this Modification Agreement, to be a consent by the Agent or any Lender to any

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amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate the Agent or Lenders to forbear, waive, consent or execute similar revisions or waivers under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of the Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Modification Agreement.

(d) This Modification Agreement may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Modification Agreement by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Modification Agreement.

(e) In case any provision in or obligation under this Modification Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(f) This Modification Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(g) Without limiting the general applicability of Section 8.2 of the Credit Agreement, the Credit Parties agree to reimburse the Agent for the reasonable fees, costs and expenses of counsel in connection with the preparation, negotiation, execution, delivery and administration of this Modification Agreement.

(h) This Modification Agreement shall constitute a Loan Document.

(i) Section headings in this Modification Agreement are included herein for convenience of reference only and shall not constitute a part of this Modification Agreement for any other purposes.

(j) THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS MODIFICATION AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

<Signatures Appear on the Following Pages>

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IN WITNESS WHEREOF, the parties hereto have executed this Modification Agreement as of the date first written above.

BORROWERS:

SUNLINK HEALTH SYSTEMS, INC., as a Borrower and Borrowers’ Agent

By:
Name:
Title:

SUNLINK HEALTHCARE, LLC, as a Borrower By its Sole Member SunLink Health Systems, Inc.

By:
Name:
Title:

DEXTER HOSPITAL, LLC, as a Borrower By its Sole Member SunLink Healthcare, LLC By its Sole Member SunLink Health Systems, Inc.

By:
Name:
Title:

SOUTHERN HEALTH CORPORATION OF ELLIJAY, INC., as a Borrower

By:
Name:
Title:

SOUTHERN HEALTH CORPORATION OF DAHLONEGA, INC., as a Borrower

By:
Name:
Title:

[SIGNATURE PAGE TO THE SEVENTH MODIFICATION TO LOAN DOCUMENTS]

SOUTHERN HEALTH CORPORATION OF HOUSTON, INC., as a Borrower

By:
Name:
Title:

HEALTHMONT OF GEORGIA, INC., as a Borrower

By:
Name:
Title:

HEALTHMONT, LLC, as a Borrower By its Sole Member SunLink Health Systems, Inc.

By:
Name:
Title:

HEALTHMONT OF MISSOURI, LLC, as a Borrower By its Sole Member HealthMont, LLC By its Sole Member SunLink Health Systems, Inc.

By:
Name:
Title:

SUNLINK SERVICES, INC., as a Borrower

By:
Name:
Title:

[SIGNATURE PAGE TO THE SEVENTH MODIFICATION TO LOAN DOCUMENTS]

SUNLINK SCRIPTSRX, LLC (f/k/a SunLink Homecare Services, LLC), as a Borrower By its sole member SunLink Health Systems, Inc.

By:
Name:
Title:

CENTRAL ALABAMA MEDICAL ASSOCIATES, LLC, as a Borrower By its Sole Member SunLink Healthcare, LLC By its Sole Member SunLink Health Systems, Inc.

By:
Name:
Title:

CASTLEMARK PROPERTIES, LLC (f/k/a Dahlonega Clinic, LLC), as a Borrower By its Sole Member Southern Health Corporation of Dahlonega, Inc.

By:
Name:
Title:

CARMICHAEL’S CASHWAY PHARMACY, INC., as a Borrower

By:
Name:
Title:

CARMICHAEL’S NUTRITIONAL DISTRIBUTOR, INC., as a Borrower

By:
Name:
Title:

[SIGNATURE PAGE TO THE SEVENTH MODIFICATION TO LOAN DOCUMENTS]

BREATH OF LIFE HOME HEALTH EQUIPMENT, INC., as a Borrower

By:
Name:
Title:

[SIGNATURE PAGE TO THE SEVENTH MODIFICATION TO LOAN DOCUMENTS]

AGENT:

CHATHAM CREDIT MANAGEMENT III, LLC, as Agent

By:
Name:
Title:

[SIGNATURE PAGE TO THE SEVENTH MODIFICATION TO LOAN DOCUMENTS]

FUNDING AGENT:

CHATHAM CREDIT MANAGEMENT III, LLC, as Funding Agent

By:
Name:
Title:

[SIGNATURE PAGE TO THE SEVENTH MODIFICATION TO LOAN DOCUMENTS]

LENDERS:

CHATHAM CREDIT MANAGEMENT III, LLC, not individually, but as agent for CHATHAM INVESTMENT FUND QP III, LLC, as a Lender and CHATHAM INVESTMENT FUND III, LLC, as a Lender

By:
Name:
Title:

CHATHAM CREDIT MANAGEMENT III, LLC, not individually, but as agent for CHATHAM CASCADE FUND III, LLC, as a Lender, and CHATHAM CASCADE FUND QP III, LLC, as a Lender

By:
Name:
Title:

CHATHAM CAPITAL MANAGEMENT IV, LLC, not individually, but as agent for CHATHAM INVESTMENT FUND QP IV, LLC, as a Lender, and CHATHAM INVESTMENT FUND IV, LLC, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO THE SEVENTH MODIFICATION TO LOAN DOCUMENTS]